Condensed Consolidated Income Statements - USD ($) $ in Millions	3 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Revenue	$ 939.0	$ 675.0
Cost of sales	(33.0)	(31.0)
Gross profit	906.0	644.0
Research and development	(485.0)	(337.0)
Selling, general and administrative	(239.0)	(196.0)
Total operating expense	(724.0)	(533.0)
Operating income (loss)	182.0	111.0
Income (loss) from equity investments, net	24.0	(7.0)
Interest income, net	32.0	24.0
Other non-operating income (loss), net	6.0	(1.0)
Income (loss) before income taxes	244.0	127.0
Income tax benefit (expense)	(21.0)	(22.0)
Net income (loss)	$ 223.0	$ 105.0
Net income (loss) per share attributable to ordinary shareholders
Basic (in USD per share)	$ 0.21	$ 0.10
Diluted (in USD per share)	$ 0.21	$ 0.10
Weighted average ordinary shares outstanding
Basic (in shares)	1,044,000,000	1,025,000,000
Diluted (in shares)	1,060,000,000	1,029,000,000
External Customers
Revenue	$ 815.0	$ 535.0
Related Parties
Revenue	$ 124.0	$ 140.0